WisdomTree Trust

WisdomTree Enhanced Commodity Strategy Fund (GCC)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree Target Range Fund (GTR)

(collectively, the “Funds”)

Supplement dated June 18, 2025 to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Funds, as supplemented

The information below supplements, and should be read in conjunction with, the Prospectus and SAI.

Effective immediately, Dimitri Curtil no longer serves as a Portfolio Manager of the Funds. Accordingly, all references to Dimitri Curtil in the Prospectus and SAI are hereby deleted. Messrs. James Stavena and Torrey Zaches continue to serve as Portfolio Managers of the Funds.

The change described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS- GCC WTMF GTR-06.25